Direct Insite Corp.
                              -------------------

Corporate Contact:
Michael J. Beecher, Chief Financial Officer
Direct Insite Corp.
631.873.2900

FOR IMMEDIATE RELEASE

                  Direct Insite Announces 2006 Year End Results
                        Revenue Up 27% in Fourth Quarter;
                    Recurring Revenue Up 10.2% Year-over-Year

                 Company Achieves Net Income of $269,000 in 2006


Bohemia, N.Y. - April 2, 2007 - Direct Insite Corp. (OTC BB:DIRI.OB), a global provider of financial supply chain automation across procure-to-pay and order-to-cash business processes, today announced financial results for the year ended December 31, 2006. Net income was $269,000 for the year ended December 31, 2006 compared to a net loss of $991,000 in 2005. Recurring revenue for the year 2006 was $6,486,000, a 10.2% increase over recurring revenue of $5,885,000 in 2005.

Revenue for the fourth quarter of 2006 was $2,493,000 compared to revenue of $1,960,000 in the fourth quarter of 2005, an increase of 27%. Total revenue for the year ended December 31, 2006 was $8,889,000 compared to total revenue of $8,870,000 for the year 2005. The increase in recurring revenues was offset by a decrease in professional services revenue which was $2,403,000 for the year ended December 31, 2006, compared to professional services revenue of $2,985,000 in 2005, a decrease of $582,000 or 19.5%.

Basic and diluted net loss per share attributable to common shareholders for the year ended December 31, 2006 was $0.09 compared to a basic and diluted net loss per share of $0.36 for the year ended December 31, 2005.



"Our fourth quarter sales and 2006 results demonstrate we are successfully maintaining our focus on growing recurring revenue, improving profitability, and enhancing best practice business operations," said CEO and Chairman of the Board James A. Cannavino. "These results are additional proof that our procure-to-pay and order-to-cash solutions resonate in the highly competitive, global financial services marketplace."



Mr. Cannavino further stated "2006 was the turning point for our Company's operational and strategic direction. We anticipate continued industry adoption of our service offerings and strong revenue growth while efficiently managing our business."



About Direct Insite
Direct Insite provides best practice financial supply chain automation and workflow efficiencies for procure-to-pay and order-to-cash processing. The Company's global eInvoice Management services automate complex manual business processes such as invoice validation, order matching, consolidation, dispute handling, and e-payment processing. Direct Insite solutions are used by more than 7,000 corporations across 62 countries, 15 languages and multiple currencies. Direct Insite was selected by Deloitte and Touche as one of the `500 Fastest-Growing Technology Companies' in the United States and Canada. For more information, call (631) 873-2900, or visit www.directinsite.com


The financial information stated above and in the tables below has been abstracted from Direct Insite Corp.'s Form 10-KSB for the year ended December 31, 2006, filed with the Securities and Exchange Commission on April 2, 2007, and should be read in conjunction with the information provided therein.

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

Summarized Financial Information

        ---------------------------------------------------------- --------------------------- -------------------------

                                                                          FOR THE YEAR              FOR THE YEAR
                   STATEMENT OF OPERATIONS                                   ENDED                     ENDED
                                                                        DECEMBER 31, 2006          DECEMBER 31,2005

        ---------------------------------------------------------- --------------------------- -------------------------
         Revenue from continuing operations                             $    8,889,000            $    8,870,000
        ---------------------------------------------------------- --------------------------- -------------------------
         Operating income (loss)                                        $    1,116,000            $     (550,000)
        ---------------------------------------------------------- --------------------------- -------------------------
         Other expenses, net                                            $      844,000            $      422,000
        ---------------------------------------------------------- --------------------------- -------------------------
         Income (loss) before income taxes                              $      272,000            $     (972,000)
        ---------------------------------------------------------- --------------------------- -------------------------
         Provision for income taxes                                     $            0            $        2,000
         ---------------------------------------------------------- --------------------------- -------------------------
        Income (loss) from continuing operations                        $      272,000            $     (974,000)
        ---------------------------------------------------------- --------------------------- -------------------------
        Loss from discontinued operations                               $       (3,000)           $      (17,000)
        ---------------------------------------------------------- --------------------------- -------------------------
         Net income (loss)                                              $      269,000            $     (991,000)
        ---------------------------------------------------------- --------------------------- -------------------------
         Preferred Stock Dividends                                      $     (714,000)           $     (677,000)
        ---------------------------------------------------------- --------------------------- -------------------------
         Net loss attributable to common shareholders                   $     (445,000)           $   (1,668,000)
        ---------------------------------------------------------- --------------------------- -------------------------
         Basic and diluted loss per share:
        Loss from continuing operations attributable to
        common shareholders                                             $        (0.09)           $        (0.36)
        Loss from discontinued operations                               $         0.00            $         0.00
                                                                        --------------            --------------
        Net loss attributable to common shareholders                    $        (0.09)           $        (0.36)
                                                                        ==============            ==============



        -------------------------------------- ------------------------- -------------------------
        BALANCE SHEET                           December. 31, 2006         December 31, 2005
        -------------                           ------------------         -----------------

        -------------------------------------- ------------------------- -------------------------
        Total Current Assets                          $2,433,000                $2,417,000
        -------------------------------------- ------------------------- -------------------------
        Total Assets                                  $3,163,000                $3,181,000
        -------------------------------------- ------------------------- -------------------------
        Total Current Liabilities                     $6,898,000                $6,842,000
        -------------------------------------- ------------------------- -------------------------
        Total Shareholders' Deficiency                $3,899,000                $3,734,000
        -------------------------------------- ------------------------- -------------------------

FORWARD-LOOKING STATEMENTS. All statements other than statements of historical fact included in this release, including without limitation statements regarding the company's financial position, business strategy, and the plans and objectives of the company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to the company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, competitive factors and pricing pressures, capacity and supply constraints. Such statements reflect the views of the company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

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